Exhibit 99.2
1 ECOLAB Fourth Quarter 2024 Supplemental

Cautionary statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding macroeconomic conditions and our financial and business performance and prospects, including sales, earnings, special charges, raw material costs, margins, pricing, currency translation, productivity, investments and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including geopolitical instability and the escalation of armed conflicts; our ability to successfully execute organizational change and management transitions; information technology infrastructure failures or breaches in data security; difficulty in procuring raw materials or fluctuations in raw material costs; our increasing reliance on artificial intelligence technologies in our products, services and operations; the occurrence of severe public health outbreaks not limited to COVID-19; our ability to acquire complementary businesses and to effectively integrate such businesses; our ability to execute key business initiatives; our ability to successfully compete with respect to value, innovation and customer support; the costs and effect of complying with laws and regulations; the occurrence of litigation or claims, including class action lawsuits; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Strong 4Q performance and 2025 outlook 3 Solid organic sales growth Strong organic OI margin expansion, confidence in 20% margin target continues to strengthen Reported diluted EPS $1.66; Adjusted diluted EPS $1.81, +17% Confident 2025 will be another strong year for Ecolab ▪ Reported sales +2% ▪ Organic sales +4%, with accelerated growth in the Industrial and Healthcare & Life Sciences segments and continued strong growth in the Institutional & Specialty and Pest Elimination segments ▪ Reported OI -1%, Organic OI +14% ▪ Reported OI margin 14.6%. Organic OI margin 17.4%, +150 bps as solid sales growth more than offset growth-oriented investments in the business ▪ Strong performance driven by solid organic sales growth and strong OI margin expansion ▪ 2025 outlook: expect adjusted diluted earnings per share in the $7.42 to $7.62 range +12% to 15% versus last year, including an approximate 4% unfavorable impact on earnings growth from currency translation ▪ 1Q outlook: Expect adjusted diluted EPS in the $1.47 to $1.53 range, +10% to 14% versus last year, including an approximate 4% unfavorable impact on earnings growth from currency translation

4Q overview ▪ Solid growth with reported sales +2% and organic sales +4% o Volume +2%, continued growth driven by good new business and breakthrough innovation o Pricing +2%, supported by ongoing customer value delivery ▪ Industrial and Healthcare & Life Sciences organic growth accelerated o Industrial accelerated to +3%, with improved growth in Water, Food & Beverage, and Paper o Institutional & Specialty remained strong at +6%, converging towards its long-term 4% to 6% growth objective o Healthcare & Life Sciences accelerated to +3%, driven by improved Life Sciences growth o Pest Elimination +7% ▪ Reported diluted EPS $1.66 ▪ Adjusted diluted EPS $1.81, +17% o Strong growth reflected solid organic sales growth and strong OI margin expansion Sales EPS 4

Expect strong 1Q and 2025 performance 1Q 2025 ▪ Ecolab expects first quarter 2025 adjusted diluted earnings per share in the $1.47 to $1.53 range, rising 10% to 14% compared with adjusted diluted earnings per share of $1.34 a year ago. This range includes an estimated 4% unfavorable impact on adjusted diluted earnings per share growth from currency translation. ▪ Secular growth trends in water, hygiene, and infection prevention continue to fuel resilient demand for Ecolab’s innovative technologies and services. Regionally, Ecolab expects macroeconomic trends in the United States, the company’s largest and most profitable region, to strengthen, and trends across the rest of the world to remain uneven. Momentum in new growth verticals across digital, data centers, microelectronics, and life sciences are expected to continue to accelerate. ▪ Externally, currency translation is expected to have an approximate 3% unfavorable impact on Ecolab’s 2025 reported sales growth and a 4% unfavorable impact on adjusted diluted earnings per share growth. The company expects to mitigate the impact on earnings through both stronger value pricing, which is expected to be slightly higher than 2024’s pricing as Ecolab’s total value delivered to customers continues to expand, and through One Ecolab savings coming in slightly faster than expected. ▪ As a result, Ecolab expects full year 2025 adjusted diluted earnings per share to improve further to the $7.42 to $7.62 range, rising 12% to 15% compared with adjusted diluted earnings per share of $6.65 in 2024. This range includes an estimated 4% unfavorable impact on adjusted diluted earnings per share growth from currency translation. 5

4Q 2024 sales growth detail 6 Fixed Rate Organic % Change % Change Global Industrial Consolidated Water 5% 4% Volume 2% Food & Beverage 3% 3% Pricing 2% Paper 3% 3% Organic 4% Total Global Industrial 4% 3% Acq./Div. -2% Fixed currency growth 2% Global Institutional & Specialty Currency impact 0% Institutional 6% 6% Total 2% Specialty 6% 6% Total Global Institutional & Specialty 6% 6% Global Healthcare & Life Sciences Healthcare -44% 1% Life Sciences 5% 5% Total Global Healthcare & Life Sciences -23% 3% Total Global Pest Elimination 8% 7% Total 2% 4% % Change Amounts in the tables above may reflect rounding.

Global Industrial Segment

Sales +4% — Water


ASSET PERFORMANCE
92%

- Accelerated growth in water reflected strong gains in downstream and accelerated growth in light water.
    - Light water: Growth accelerated across institutional, manufacturing, food & beverage and high-tech, where Ecolab provides innovative water and cooling technologies to the rapidly expanding microelectronics and data center market.
    - Heavy water: Sales softened slightly as good new business wins were offset by softer market trends in primary metals and chemicals.
    - Downstream: Continued strong sales growth was driven by good momentum in refining and water management sales. We continue to focus on innovative process and water treatment programs that help our customers improve their operational performance and reduce their costs while also achieving their sustainability goals.
    - Mining: Sales softened modestly reflecting the timing of new business wins and our strategic shift toward water management and productivity enhancing programs for the high-value metals and fertilizers markets.
- The impact of increasing water demand, its growing quality and availability issues, and the resulting rising costs continue to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve. Our innovative circular water solutions, digital technologies, and service expertise help our customers improve their performance, significantly reduce water consumption, and meet their sustainability objectives.

Q1: Expect good sales growth driven by continued attractive gains in light water.

Sales +3% — Food & Beverage



- As expected, sales growth improved as pricing and new business gains overcame continued soft industry demand. Growth was led by good gains in protein, beverage & brewing, and food sales while dairy growth was modest.
- Regionally, growth improved across North America, Europe, Latin America and IMEA while sales in Asia Pacific continued to grow.
- We continue to benefit from our One Ecolab enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value through improved product quality, food safety, water efficiency, and lower operating costs.

Q1: Anticipate solid sales growth that overcomes continued soft industry demand.

All sales figures are organic unless otherwise noted

ECOLAB®

7

8 Sales +3% Paper All sales figures are organic unless otherwise noted Global Industrial Segment Q1: Expect continued modest growth driven by new business wins. ▪ Sales growth continued to improve as strong new business wins leveraged innovation and our global service expertise, which help our customers improve their performance, optimize their costs, and reduce their water consumption. ▪ Growth was led by improved performance across tissue & towel and board & packaging. ▪ Regionally, sales in Latin America and IMEA sales grew double-digits while Europe and North America showed modest growth. Sales in Asia Pacific remained soft.

9 Sales +6% Institutional Sales +6% Specialty All sales figures are organic unless otherwise noted Global Institutional & Specialty Segment Q1: Beginning in the first quarter, Ecolab’s healthcare business will be reported within the Institutional division. We expect good growth in Institutional sales as continued robust performance in lodging and restaurants are partially offset by relatively stable healthcare sales. ▪ As expected, Institutional delivered continued robust sales growth, led by strong performance in lodging and restaurants. As expected, performance continues to converge within the division’s long-term 4% to 6% organic growth objective as inflationary impacts normalize and growth from new business, customer penetration gains, and value pricing continue to build. These strong gains continue to outperform end-market trends as customers leverage our innovative products and service expertise that help improve performance, optimize labor, and reduce total costs. ▪ Regionally, sales grew double-digits in Asia Pacific and IMEA, and North America delivered continued strong growth. ▪ We remain focused on capitalizing on our attractive long-term growth opportunities, maximizing service effectiveness, and leveraging investments in digital technology to deliver enhanced customer value and improved productivity. We expect these advantages will drive enhanced customer value and support further strong new business gains across both new and existing customers. Q1: Expect solid sales growth as good underlying new business wins are partially offset by non-strategic, low margin business exits. ▪ Specialty delivered robust sales growth as the business continued to significantly outperform softer market trends, and comparisons to last year’s very strong 11% growth. o Quick Service: Strong sales growth continues to be driven by new business and our ongoing product and program innovation that delivers leading food safety outcomes, labor optimization, and lower total operating costs. Demand across the quick service industry for our labor optimization technologies continue to build momentum, which we are uniquely positioned to capture. o Food Retail: Sales grew reflecting new business and program expansion. As a trusted global partner for retailers, we continue to expand our competitive differentiation by helping our customers improve their customer experience, protect their food, and improve their operational performance.

10 Sales 1% Healthcare Sales +5% Life Sciences All sales figures are organic unless otherwise noted Global Healthcare & Life Sciences Segment Q1: Beginning in the first quarter, Ecolab’s healthcare business will be reported within the Institutional division. We expect relatively stable healthcare sales as continued exits of low margin business are offset by further value pricing. ▪ Lower reported sales reflected the sale of Ecolab’s global surgical solutions business, which closed on August 1st. Organic sales increased slightly as non-strategic, low margin business exits were offset by continued value pricing. As a result of our business transformation efforts, organic operating income continued to show steady improvement. ▪ We continue to take deliberate action to transform our Healthcare business. Our new business efforts are focused on attractive long-term growth opportunities in the infection prevention and instrument reprocessing areas to drive profitable long-term growth. Our leading product lines, ongoing innovation, and digital technologies make us uniquely positioned to help improve patient outcomes while also increasing operational efficiencies for our customers. ▪ Improved sales growth reflected good new business wins and progressively improving industry trends. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across environmental hygiene, water, and purification technologies to capitalize on this long-term growth opportunity. Q1: Expect continued modest growth driven by good business momentum and progressively improving industry trends.

11 Sales +7% Pest Elimination All sales figures are organic unless otherwise noted Global Pest Elimination Segment ▪ As expected, performance continues to converge within the segment’s long-term 6% to 8% organic growth objective as inflationary impacts have normalized. Robust sales growth was led by strong gains in food & beverage and restaurants as we continue to leverage our One Ecolab enterprise selling strategy. ▪ To fuel continued strong long-term growth and market share gains, our focus is on rapidly accelerating the rollout of our digital pest intelligence program to provide customers with enhanced service and value. This leading digital offering, along with our high service levels, are expanding the total value delivered to customers, extending our competitive advantages, and enhancing our long-term growth opportunities. ▪ Regionally, growth was led by North America, Europe, and Asia Pacific. Q1: Expect good growth, benefiting from new customer wins as we leverage our investments in pest intelligence.

Segment operating income performance

($ millions – fixed currency, unaudited)

Global Industrial	4Q 2024	4Q 2023	Change
Operating income	**$374.6**	$338.2	11%
Operating income margin	***18.1%***	*17.0%*	110 bps
Organic operating income	**$372.1**	$337.0	10%
Organic operating income margin	***18.2%***	*17.0%*	120 bps

- Organic operating income margin expanded 120 bps versus last year as solid sales growth and lower delivered product costs more than offset investments in the business.

Global Institutional & Specialty	4Q 2024	4Q 2023	Change
Operating income	**$288.4**	$243.4	18%
Operating income margin	***21.1%***	*18.8%*	230 bps
Organic operating income	**$288.5**	$243.4	19%
Organic operating income margin	***21.1%***	*18.8%*	230 bps

- Organic operating income margin expanded 230 bps versus last year as strong sales growth and lower supply chain costs more than offset investments in the business.

Global Healthcare & Life Sciences	4Q 2024	4Q 2023	Change
Operating income	**$40.7**	$47.5	(14%)
Operating income margin	***12.6%***	*11.4%*	120 bps
Organic operating income	**$40.7**	$27.7	47%
Organic operating income margin	***12.6%***	*8.9%*	370 bps

- Organic operating income margin expanded 370 bps versus last year driven by solid sales growth and lower SG&A costs.

Global Pest Elimination	4Q 2024	4Q 2023	Change
Operating income	**$46.3**	$54.5	(15%)
Operating income margin	***15.7%***	*20.0%*	-430 bps
Organic operating income	**$46.5**	$54.5	(15%)
Organic operating income margin	***16.0%***	*20.0%*	-400 bps

- Organic operating income margin decreased 400 bps versus last year as strong sales growth was more than offset by costs associated with an unfortunate and unusual spike in accidents, compared to Ecolab's historical world class safety levels, and investments in pest intelligence.
- We expect organic operating income in the first quarter of 2025 to be relatively stable, and for income growth to progressively accelerate through the year as we leverage our investments in pest intelligence to fuel this high-growth, high-margin business.

ECOLAB®

12

Consolidated margin performance ▪ Gross margin expanded significantly, reflecting strong value pricing. ▪ As expected, sales productivity was partially offset by growth-oriented investments in the business. ▪ Operating margin expanded as solid sales growth more than offset growth-oriented investments in the business. Gross Margin SG&A Operating Margin 13 $ millions, unaudited 4Q 2024 4Q 2023 Change Gross profit $1,736.1 $1,654.0 5% Gross margin 43.3% 42.0% 130 bps Adjusted gross profit $1,738.2 $1,659.3 5% Adjusted gross margin 43.4% 42.1% 130 bps SG&A $1,050.0 $1,034.8 1% % of Sales 26.2% 26.3% -10 bps Reported operating income $582.8 $590.0 -1% Reported operating income margin 14.6% 15.0% -40 bps Adj. fixed currency operating income $700.8 $633.7 11% Adj. fixed currency operating income margin 17.3% 15.9% 140 bps Organic operating income $698.6 $612.4 14% Organic operating income margin 17.4% 15.9% 150 bps

4Q 2024 balance sheet / cash flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. 14 Summary Balance Sheet (millions, unaudited) 2024 2023 (millions, unaudited) 2024 2023 Cash and cash eq. $1,256.8 $919.5 Short-term debt $615.7 $630.4 Accounts receivable, net 2,865.0 2,834.2 Accounts payable 1,810.0 1,566.3 Inventories 1,464.9 1,497.2 Other current liabilities 2,367.1 2,149.1 Other current assets 439.0 393.2 Long-term debt 6,949.2 7,551.4 PP&E, net 3,752.4 3,474.6 Pension/Postretirement 634.9 651.7 Goodwill and intangibles 11,216.1 11,641.7 Other liabilities 1,221.7 1,225.5 Other assets 1,393.6 1,086.2 Total equity 8,789.2 8,072.2 Total assets $22,387.8 $21,846.6 Total liab. and equity $22,387.8 $21,846.6 Selected Cash Flow items (millions, unaudited) 2024 2023 (unaudited) 2024 2023 Cash from op. activities $2,813.9 $2,411.8 Total Debt/Total Capital 46.3% 50.3% Depreciation 634.9 616.7 Net Debt/Total Capital 41.8% 47.4% Amortization 300.5 306.9 Net Debt/EBITDA(*) 1.7 2.4 Capital expenditures 994.5 774.8 Net Debt/Adjusted EBITDA(*) 1.7 2.3 December 31 December 31 Twelve Months Ended Selected Balance Sheet measures December 31 December 31

Non-GAAP financial measures 15 (millions, except percent and per share) Net sales Reported GAAP net sales $4,005.2 $3,938.4 $15,741.4 $15,320.2 Effect of foreign currency translation 45.9 43.6 131.6 55.3 Non-GAAP fixed currency sales 4,051.1 3,982.0 15,873.0 15,375.5 Effect of acquisitions and divestitures (29.6) (120.2) (131.5) (252.5) Non-GAAP organic sales $4,021.5 $3,861.8 $15,741.5 $15,123.0 Cost of sales Reported GAAP cost of sales $2,269.1 $2,284.4 $8,899.7 $9,154.9 Special (gains) and charges 2.1 5.3 5.3 22.5 Non-GAAP adjusted cost of sales $2,267.0 $2,279.1 $8,894.4 $9,132.4 Gross profit Reported GAAP gross profit $1,736.1 $1,654.0 $6,841.7 $6,165.3 Special (gains) and charges 2.1 5.3 5.3 22.5 Non-GAAP adjusted gross profit $1,738.2 $1,659.3 $6,847.0 $6,187.8 Gross margin Reported GAAP gross margin 43.3% 42.0% 43.5% 40.2 % Non-GAAP adjusted gross margin 43.4% 42.1% 43.5% 40.4 % Fourth Quarter Ended Twelve Months Ended December 31 December 31 2024 2023 2024 2023

Non-GAAP financial measures 16 (millions, except percent and per share) Operating income Reported GAAP operating income $582.8 $590.0 $2,802.4 $1,992.3 Special (gains) and charges at public currency rates 105.4 34.5 (183.6) 133.9 Non-GAAP adjusted operating income 688.2 624.5 2,618.8 2,126.2 Effect of foreign currency translation 12.6 9.2 32.9 9.4 Non-GAAP adjusted fixed currency operating income 700.8 633.7 2,651.7 2,135.6 Effect of acquisitions and divestitures (2.2) (21.3) (7.5) (38.4) Non-GAAP organic operating income $698.6 $612.4 $2,644.2 $2,097.2 Operating income margin Reported GAAP operating income margin 14.6% 15.0% 17.8% 13.0 % Non-GAAP adjusted fixed currency operating income margin 17.3% 15.9% 16.7% 13.9 % Non-GAAP organic operating income margin 17.4% 15.9% 16.8% 13.9 % Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $472.9 $405.2 $2,112.4 $1,372.3 Special (gains) and charges, after tax 79.6 30.6 (126.7) 109.2 Discrete tax net expense (benefit) (35.9) 8.9 (78.6) 11.2 Non-GAAP adjusted net income attributable to Ecolab $516.6 $444.7 $1,907.1 $1,492.7 Twelve Months Ended December 31 December 31 2024 2023 Fourth Quarter Ended 2024 2023

Non-GAAP financial measures 17 (millions, except percent and per share) Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $1.66 $1.41 $7.37 $4.79 Special (gains) and charges, after tax 0.28 0.11 (0.44) 0.38 Discrete tax net expense (benefit) (0.13) 0.03 (0.28) 0.04 Non-GAAP adjusted diluted EPS $1.81 $1.55 $6.65 $5.21 Provision for Income Taxes Reported GAAP tax rate 10.3% 23.6% 17.1% 20.6 % Special gains and charges 2.3 (0.8) (1.1) (0.1) Discrete tax items 5.6 (1.5) 3.3 (0.6) Non-GAAP adjusted tax rate 18.2% 21.3% 19.3% 19.9% 2024 2023 2024 2023 Fourth Quarter Ended Twelve Months Ended December 31 December 31

Non-GAAP financial measures 18 EBITDA (trailing twelve months ended) Net income including non-controlling interest $2,131.9 $1,393.0 Provision for income taxes 439.3 362.5 Interest expense, net 282.5 296.7 Depreciation 634.9 616.7 Amortization 300.5 306.9 EBITDA $3,789.1 $2,975.8 Special (gains) and charges impacting EBITDA (183.6) 133.9 Adjusted EBITDA $3,605.5 $3,109.7 Fourth Quarter Ended December 31 2024 2023

Non-GAAP financial measures 19 (millions) Fixed Currency Impact of Acquisitions and Divestitures Organic Fixed Currency Impact of Acquisitions and Divestitures Organic Net Sales Global Industrial $2,066.5 ($25.0) $2,041.5 $1,985.1 ($3.0) $1,982.1 Global Institutional & Specialty 1,367.3 (0.1) 1,367.2 1,295.6 - 1,295.6 Global Healthcare & Life Sciences 322.1 - 322.1 417.8 (106.5) 311.3 Global Pest Elimination 295.2 (4.5) 290.7 272.8 - 272.8 Corporate - - - 10.7 (10.7) - Subtotal at fixed currency rates 4,051.1 (29.6) 4,021.5 3,982.0 (120.2) 3,861.8 Currency impact (45.9) (43.6) Consolidated reported GAAP net sales $4,005.2 $3,938.4 Operating Income (loss) Global Industrial $374.6 ($2.5) $372.1 $338.2 ($1.2) $337.0 Global Institutional & Specialty 288.4 0.1 288.5 243.4 - 243.4 Global Healthcare & Life Sciences 40.7 - 40.7 47.5 (19.8) 27.7 Global Pest Elimination 46.3 0.2 46.5 54.5 - 54.5 Corporate (49.2) - (49.2) (49.9) (0.3) (50.2) Subtotal at fixed currency rates 700.8 (2.2) 698.6 633.7 (21.3) 612.4 Special (gains) and charges at fixed currency rates 105.5 34.6 Reported OI at fixed currency rates 595.3 599.1 Currency impact (12.5) (9.1) Consolidated reported GAAP operating income $582.8 $590.0 Fourth Quarter Ended December 31 2024 2023

20 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures include: • fixed currency sales • organic sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • organic operating income • organic operating income margin • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results. Non-GAAP financial information

21 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted cost of sales, adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this release are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2024. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco and Purolite transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. Further, due to the sale of the global surgical solutions business on August 1, 2024, we have excluded the results of the business for October through December 2023 and for August through December 2023, respectively, from these organic measures for the three-month and twelve-month periods ended December 31, 2023 to remain comparable to the corresponding periods in 2024. In addition, as part of the separation of ChampionX in 2020, we entered into an agreement with ChampionX to provide, receive or transfer certain products for a transitionary period. Transitionary period sales of product to ChampionX under this agreement are recorded in product and equipment sales in the Corporate segment along with the related cost of sales. The remaining sales to ChampionX are recorded in product and equipment sales in the Global Industrial segment along with the related cost of sales. These transactions are removed from the consolidated results as part of the calculation of the impact of acquisitions and divestitures. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this news release. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this news release) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information. Non-GAAP financial information (cont.)